Filed pursuant to Rule 497(e)

File Nos. 333-135544 and 811-21922

RS VARIABLE PRODUCTS TRUST

RS International Growth VIP Series

RS Emerging Markets VIP Series

Supplement to Prospectuses (Class I shares) Dated May 1, 2009

Effective immediately, the section of the Prospectuses entitled “How Shares are Priced” is restated to read in its entirety as follows:

“The Series calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. Shares are valued as of the close of regular trading on the NYSE (generally, 4:00 p.m. eastern time) each day the NYSE is open. The Series will not price its shares on days when the NYSE is closed. The Series values its portfolio securities for which market quotations are readily available at market value. Such securities are valued at the last reported sales price on the principal exchange or market on which they are traded or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sales price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sales price or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Debt securities with more than 60 days to maturity for which quoted bid prices are readily available are valued by an independent pricing service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available will be valued by an independent pricing service at estimated market value using matrix pricing or such other valuation methodology as may be deemed reasonable by RS Investments. The Series values securities and assets at their fair values when a market quotation is not readily available or may be unreliable, as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees. If the Series’ assets are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Series’ NAV is calculated based upon the value of the securities held directly by the Series and the NAVs of the registered open-end management investment companies in which the Series invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing.

“All assets and liabilities of the Series denominated in foreign currencies are valued using the exchange rates quoted at the close of the NYSE. Fluctuations in the values of such currencies in relation to the U.S. dollar will affect the NAV of the Series’ shares even if there has not been any change in the values of such securities as quoted in such foreign currencies. Because certain of the securities in which the Series may invest may trade on days when the Series does not price its shares, the NAV of the Series’ shares may change on days when shareholders will not be able to purchase or redeem their shares.

“Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the NAV are computed as of such times. Events affecting the values of those securities may occur between such times and the close of the NYSE and therefore may not be reflected in the computation of the NAV. The Series may determine the fair value of those securities in accordance with pricing guidelines and procedures adopted by the Trust’s Board of Trustees. The values of the Series’ investments in foreign securities will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed each day and the close of the NYSE. The fair value of one or more of the securities in the portfolio, which is used to determine the Series’ NAV, could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Series.

“Fair value pricing may also be used for other securities when their prices become stale due to a lack of trading activity or are determined for other reasons not to reflect their fair values accurately. To seek to maintain a NAV of $1.00 per share, RS Money Market Fund has chosen to value its portfolio on the basis of amortized cost unless it is determined that this does not represent fair value.”

March 1, 2010

RS VARIABLE PRODUCTS TRUST

Supplement to Statement of Additional Information Dated May 1, 2009

Effectively immediately, the sixth sentence of the sixth paragraph of the Series’ “How Net Asset Value is Determined” section in the Statement of Additional Information is amended and restated in its entirety as follows:

“If there has been a movement in the U.S. markets that exceeds a specified threshold (except in the case of RS Emerging Markets VIP Series and RS International Growth VIP Series), the values of a Fund’s investments in foreign securities will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed each day and the close of the NYSE; there is no such threshold for RS Emerging Markets Fund and RS International Growth Fund, and the Funds’ investments in foreign securities will as a result be determined in that way every day.”

March 1, 2010